NEWS RELEASE TRANSMITTED BY MARKETWIRED

FOR: VBI VACCINES INC.

NASDAQ SYMBOL: VBIV

TSX SYMBOL: VBV

June 5, 2017

VBI Vaccines to Present at Jefferies 2017 Global Healthcare Conference

CAMBRIDGE, MASSACHUSETTS—(Marketwired - June 5, 2017) - VBI Vaccines Inc. (NASDAQ:VBIV)(TSX:VBV) (“VBI”), a commercial-stage biopharmaceutical company developing next-generation infectious disease and immuno-oncology vaccines, today announced that Jeff Baxter, VBI’s President and CEO, will present at the Jefferies 2017 Global Healthcare Conference on Friday, June 9, 2017 at 12:30 PM ET in New York City.

At the time of the presentation, a live audio webcast will be available at: http://wsw.com/webcast/jeff105/vbiv

VBI recommends registering for the webcast at least ten minutes prior to the start of the presentation to ensure timely access. A replay of the webcast will be available on the VBI website for 90 days following the event.

Event Details

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-- Event: Jefferies 2017 Global Healthcare Conference

-- Date: Friday, June 9, 2017

-- Time: 12:30 PM ET

-- Webcast: http://wsw.com/webcast/jeff105/vbiv

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About VBI Vaccines Inc.

VBI Vaccines Inc. (“VBI”) is a commercial-stage biopharmaceutical company developing a next generation of vaccines to address unmet needs in infectious disease and immuno-oncology. VBI’s first marketed product is Sci-B-Vac(TM), a hepatitis B (“HBV”) vaccine that mimics all three viral surface antigens of the hepatitis B virus; Sci-B-Vac(TM) is approved for use in Israel and 14 other countries. VBI’s eVLP Platform technology enables the development of enveloped (“e”) virus-like particle (“VLP”) vaccines that closely mimic the target virus to elicit a potent immune response. VBI is advancing a pipeline of eVLP vaccines, with lead programs in cytomegalovirus (“CMV”) and glioblastoma multiforme (“GBM”). VBI is also advancing its LPV(TM) Thermostability Platform, a proprietary formulation and process that enables vaccines and biologics to preserve stability, potency, and safety. VBI is headquartered in Cambridge, MA with research operations in Ottawa, Canada and research and manufacturing facilities in Rehovot, Israel.

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-- Website Home: https://www.vbivaccines.com/

-- News and Insights: https://www.vbivaccines.com/wire/

-- Investors: https://www.vbivaccines.com/investors/

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Cautionary Statement on Forward-looking Information

Certain statements in this news release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or forward-looking information under applicable Canadian securities legislation (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “may”, “plan”, “will”, and similar expressions. All statements other than statements of historical fact included in this release are forward-looking statements.

Such forward-looking statements are based on a number of assumptions, including assumptions regarding the successful development and/or commercialization of the company’s products, including the receipt of necessary regulatory approvals; general economic conditions; competitive conditions; and changes in applicable laws, rules and regulations.

Although management believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Factors which could cause actual results to differ materially from current expectations include: the failure to successfully develop or commercialize the company’s products; adverse changes in general economic conditions or applicable laws, rules and regulations; and other factors detailed from time to time in the company’s reports filed with the U.S Securities and Exchange Commission and the Canadian Securities Commissions.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on the company’s current expectations, and the company undertakes no obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

FOR FURTHER INFORMATION PLEASE CONTACT:

VBI Contact

Perri Maduri

Communications Executive

(617) 830-3031

info@vbivaccines.com

OR

VBI Investor Contact

Nell Beattie

Director, Corporate Development and Investor Relations

IR@vbivaccines.com

INDUSTRY: Pharmaceuticals and Biotech-Biotech

SUBJECT: CAL

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